SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 13, 2000
                                                       -------------------

                            FREESOFTWARECLUB.COM, INC.
              (Exact name of registrant as specified in its charter)

                    DELAWARE                     88-0414076
         (State or Other Jurisdiction of   (Employer Identification
          Incorporation or Organization)                     Number)

                               600 Bancroft Way
                              Berkeley, CA  94710
              (Address of Principal Executive Offices and Zip Code)

                               (510) 649-4922
                      (Registrant's telephone number)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable.

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not Applicable.

Item 5. Other Events

On October 13, 2000, John Collins, Manager of Business Development, resigned from the Company. Mr. Collins' resignation follows his recent abdication as President and corporate executive officer of the Company (September of 2000). Mr. Collins conveyed that his decision was based on personal reasons and not on his assessment of the Company's future prospects. Mr. Collins plans to remain as a director and advisor to the Company and is confident the Company is heading in the right direction.

The Company plans to "re-launch" its web site within the next thirty to forty-five days following the date of this Current Report. Once the site is launched, management believes the Company will become profitable within ninety days thereafter.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits

        Not applicable.

Item 8. Change in Fiscal Year

        Not applicable.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                               Freesoftwareclub.com, Inc.
                                               --------------------------
                                              (Registrant)

         Date:  October 17, 2000               /s/ Richard Miles
                                               --------------------------
                                               Richard Miles
                                               President, CEO and Chairman of
                                               the Board of Directors